TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3

1.  Name of the Fund: Goldman Sachs Balanced Fund

Name of Underwriter From Who Purchased: Bear Stearns, Warburg Dillon Read, Salomon Smith Barney, Robertson Stephens, Morgan Stanley, Merrill Lynch, Credit Suisse First Boston, Donaldson, Lufkin & Jenrette

Names of Underwriting syndicate members: Morgan Stanley, Goldman Sachs, Merrill Lynch, CS First Boston, Salomon Smith Barney, Warburg Dillon Read

Name of Issuer:  United Parcel Service, Inc.

Title of Security:  United Parcel Service, Inc.

Date of First Offering:  11/9/99

Dollar Amount Purchased:  $380,000.00

Number of Shares Purchased:  7,600 shares

Price Per Unit:  $50.00

2.   Name of the Fund:  Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased:  Morgan Stanley

Names of Underwriting syndicate members: Morgan Stanley, Goldman Sachs, Donaldson, Lufkin & Jenrette, Wit Capital Corp.

Name of Issuer:  Freemarkets, Inc.

Title of Security:  Freemarkets, Inc.

Date of First Offering:  12/9/99

Dollar Amount Purchased:  $9,600

Number of Shares Purchased:  200

Price Per Unit:  $48.00

3.   Name of the Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased: Donaldson, Lufkin & Jenrette

Names of Underwriting syndicate members:  Donaldson, Lufkin & Jenrette

Name of Issuer:  Wink Communications Inc.

Title of Security:  Wink Communications Inc.

Date of First Offering:  8/19/99

Dollar Amount Purchased:  $160,000.00

Number of Shares Purchased:  10,000 shares

Price Per Unit:  $16.00

4.   Name of the Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased:  Deutsche Bank Securities, Inc.

Names of Underwriting syndicate members: Deutsche Banc Alex Brown, Merrill Lynch, JP Morgan

Name of Issuer:  Foundry Networks, Inc.

Title of Security:  Foundry Networks, Inc.

Date of First Offering:  9/28/99

Dollar Amount Purchased:  $125,000.00

Number of Shares Purchased:  5,000 shares

Price Per Unit:  $25.00

5.   Name of the Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased: Bear Stearns, Robertson Stephens, Lehman Brothers, Paine Webber

Names of Underwriting syndicate members: Merrill Lynch, Goldman Sachs, Lehman Brothers, Prudential

Name of Issuer:  Blackrock, Inc.

Title of Security:  Blackrock, Inc.

Date of First Offering:  10/1/99

Dollar Amount Purchased:  $28,000.00

Number of Shares Purchased:  2,000 shares

Price Per Unit:  $14.00

6.   Name of the Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased: Bear Stearns, Monness, Crespi & Hardt, Merrill Lynch, Morgan Stanley Dean Witter

Names of Underwriting syndicate members: Morgan Stanley Dean Witter, Merrill Lynch, Donaldson, Lufkin & Jenrette, Bear Stearns, Banc of America

Name of Issuer:  Martha Stewart Living OmniMedia, Inc.

Title of Security:  Martha Stewart Living

Date of First Offering:  10/18/99

Dollar Amount Purchased:  $90,000.00

Number of Shares Purchased:  5,000 shares

Price Per Unit:  $18.00

7.   Name of the Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased: Bear Stearns & Co., Inc., Donaldson, Lufkin & Jenrette, Prudential Securities

Names of Underwriting syndicate members: Bear Stearns & Co. Inc., Credit Suisse First Boston, Merrill Lynch & Co., Wit Capital Corp.

Name of Issuer:  World Wrestling Federation Entertainment, Inc.

Title of Security:  World Wrestling Federation

Date of First Offering:  10/18/99

Dollar Amount Purchased:  $17,000.00

Number of Shares Purchased:  1,000 shares

Price Per Unit:  $17.00

8.   Name of the Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased:  Morgan Stanley Dean Witter

Names of Underwriting syndicate members: Morgan Stanley, Lehman Brothers, JP Morgan, Dain Rauscher Wessels

Name of Issuer:  Sycamore Networks Inc.

Title of Security:  Sycamore Networks Inc.

Date of First Offering:  10/21/99

Dollar Amount Purchased:  $114,000.00

Number of Shares Purchased:  3,000 shares

Price Per Unit:  $38.00

9.   Name of the Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased:  Morgan Stanley Dean Witter

Names of Underwriting syndicate members:  Goldman Sachs, Morgan Stanley Dean
Witter

Name of Issuer:  Expedia Inc.

Title of Security:  Expedia Inc.

Date of First Offering:  11/9/99

Dollar Amount Purchased:  $33,600.00

Number of Shares Purchased:  2,400

Price Per Unit:  $14.00

10.   Name of the Fund:  Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased:  Morgan Stanley

Names of Underwriting syndicate members: Morgan Stanley Dean Witter, Goldman Sachs, CS First Boston, Merrill Lynch, Smith Barney

Name of Issuer:  Agilent Technologies

Title of Security:  Agilent Technologies

Date of First Offering:  11/17/99

Dollar Amount Purchased:  $24,000.00

Number of Shares Purchased:  800 shares

Price Per Unit:  $30.00

11.  Name of the Fund: Goldman Sachs Small Cap Value Fund

Name of Underwriter From Who Purchased:  Merrill Lynch, Pierce Fenner &
Smith Inc.

Names of Underwriting syndicate members: Merrill Lynch, Goldman Sachs, Lehman Brothers, Prudential

Name of Issuer:  Blackrock Inc.

Title of Security:  Blackrock Inc.

Date of First Offering:  10/1/99

Dollar Amount Purchased:  $462,000

Number of Shares Purchased:  33,000 shares

Price Per Unit:  $14.00

12.  Name of the Fund: Goldman Sachs Growth and Income Fund

Name of Underwriter From Who Purchased: Bear Stearns, Warburg Dillon Read, Salomon Smith Barney, Robertson Stephens, Morgan Stanley, Merrill Lynch, Credit Suisse First Boston, Donaldson, Lufkin & Jenrette

Names of Underwriting syndicate members: Morgan Stanley, Goldman Sachs, Merrill Lynch, CS First Boston, Salomon Smith Barney, Warburg Dillon Read

Name of Issuer:  United Parcel Service, Inc.

Title of Security:  United Parcel Service, Inc.

Date of First Offering:  11/9/99

Dollar Amount Purchased:  $7,865,000.00

Number of Shares Purchased:  157,300 shares

Price Per Unit:  $50.00

13. Name of the Fund:  Goldman Sachs Asia Growth Fund

Name of Underwriter From Who Purchased:  Credit Lyonnais Securities (Asia)
Limited

Names of Underwriting syndicate members: Goldman Sachs (Asia) Limited, Barits Securities (HK) Ltd., Credit Lyonnais Securities (Asia) Limited

Name of Issuer:  Yue Yuen Industrial (Holdings) Ltd.

Title of Security:  Ordinary Shares

Date of First Offering:  9/29/99

Dollar Amount Purchased:  $1.102,142.34

Number of Shares Purchased:  439,000

Price Per Unit:  HK$19.50

14. Name of the Fund: Goldman Sachs Asia Growth Fund

Name of Underwriter From Who Purchased:  Bear Stearns Asia Limited

Names of Underwriting syndicate members: Goldman Sachs (Asia) LLC CICC, Bear Stearns Asia

Name of Issuer:  China Telecom (Hong Kong) Limited

Title of Security:  Ordinary Shares ADRs

Date of First Offering:  10/16/97

Dollar Amount Purchased:  $955.303.02

Number of Shares Purchased:  308,000

Price Per Unit:  HK$24.10 per share

15.  Name of the Fund: Goldman Sachs International Equity Fund

Name of Underwriter From Who Purchased:  Salomon Smith Barney Inc.

Names of Underwriting syndicate members: Goldman, Sachs & Co. and Salomon Smith Barney

Name of Issuer:  Nippon Telegraph and Telephone Corporation

Title of Security:  Common Stock

Date of First Offering:  11/8/99

Dollar Amount Purchased:  $583,462.43

Number of Shares Purchased:  37 shares

Price Per Unit:  JPY 1,666,000

16.  Name of the Fund: Goldman Sachs Japanese Equity Fund

Name of Underwriter From Who Purchased:  Salomon Smith Barney Inc.

Names of Underwriting syndicate members:  Goldman Sachs and Salomon Smith Barney

Name of Issuer:  Nippon Telegraph and Telephone Corporation

Title of Security:  Common Stock

Date of First Offering:  11/8/99

Dollar Amount Purchased:  $157,422.30

Number of Shares Purchased:  10 shares

Price Per Unit:  JPY 1,666,000

17.  Name of Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased: Morgan Stanley, Salomon Smith Barney, Thomas Weisel Partners LLC

Names of Underwriting syndicate members:  Morgan Stanley, Salomon
Smith Barney, Thomas Weisel Partners

Name of Issuer:  Avenue A Inc.

Title of Security:  Avenue A Inc.

Date of First Offering:  2/28/00

Dollar Amount Purchased:  $9,600

Number of Shares Purchased:  400

Price Per Unit:  $24.00

18. Name of Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased: Donaldson, Lufkin & Jenrette, Allen & Company Inc.

Names of Underwriting syndicate members:  Donaldson, Lufkin & Jenrette

Name of Issuer:  Hotel Reservations Network Inc.

Title of Security:  Hotel Reservations Network Inc.

Date of First Offering:  2/25/00

Dollar Amount Purchased:  $206,400.00

Number of Shares Purchased:  12,900

Price Per Unit:  $16.00

19.  Name of Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased: Deutsche Banc Alex Brown, Salomon Smith Barney, Morgan Stanley, First Boston

Names of Underwriting syndicate members: Salomon Smith Barney, Deutsche Banc Alex Brown, Goldman Sachs, Morgan Stanley, Warburg Dillon Read LLC

Name of Issuer:  Flag Telecom Holdings Ltd.

Title of Security:  Flag Telecom Holdings Ltd.

Date of First Offering:  2/16/00

Dollar Amount Purchased:  420,000.00

Number of Shares Purchased:  17,500

Price Per Unit:  $24.00

20. Name of Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased:  Chase H & Q, U.S. Bancorp Piper
Jaffery

Names of Underwriting syndicate members: Chase H & Q, U.S. Bancorp Piper Jaffray, Wit Soundview

Name of Issuer:  Witness Systems Inc.

Title of Security: Witness Systems Inc.

Date of First Offering:  2/9/00

Dollar Amount Purchased: 20,000.00

Number of Shares Purchased: 1,000

Price Per Unit: $20.00

21. Name of Fund:  Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased: Dain Rauscher Wessels, Friedman Billings, Merrill Lynch, Morgan Stanley

Names of Underwriting syndicate members: Morgan Stanley, Dean Witter, Dain Rauscher Wessels, Friedman Billings Ramsey, Merrill Lynch

Name of Issuer:  Webmethods, Inc.

Title of Security:  Webmethods, Inc.

Date of First Offering:  2/16/00

Dollar Amount Purchased: 315,000.00

Number of Shares Purchased:  9,000

Price Per Unit:  $35.00

22. Name of Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased: Merrill Lynch, Hambrecht & Quist, Bear Stearns & Co.

Names of Underwriting syndicate members: Merrill Lynch & Co., Bear Stearns & Co. Inc., Chase H & Q, U.S. Bancorp Piper Jaffray

Name of Issuer:  Buy.com Inc.

Title of Security:  Buy.com Inc.

Date of First Offering:  2/11/00

Dollar Amount Purchased:  5,200.00

Number of Shares Purchased:  400

Price Per Unit:  $13.00

23. Name of Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased: Deutsche Bank, Alex Brown, Lehman Brothers, Merrill Lynch, Bank of America Securities, Salomon Smith Barney

Names of Underwriting syndicate members: Lehman Brothers, Salomon Smith Barney, Deutsche Bank Alex Brown, Bank of America, Merrill Lynch & Co.

Name of Issuer:  Dobson Communications

Title of Security: Dobson Communications

Date of First Offering:  2/9/00

Dollar Amount Purchased:  440,000.00

Number of Shares Purchased:  20,000

Price Per Unit:  $22.00

24. Name of Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased: Deutsche Banc Alex Brown, Bear Stearns, CIBC World Markets

Names of Underwriting syndicate members: Deutsche Banc Alex Brown, Bear Stearns, CIBC World Markets

Name of Issuer:  Caminus Corp.

Title of Security: Caminus Corp.

Date of First Offering:  1/28/00

Dollar Amount Purchased: 80,000.00

Number of Shares Purchased: 5,000

Price Per Unit: $16.00

25. Name of Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased: Deutsche Banc Alex Brown, Bear Stearns & Co., Chase H&Q

Names of Underwriting syndicate members: Deutsche Banc Alex Brown, Bear Stearns, Chase H&Q

Name of Issuer:  Extensity Inc.

Title of Security: Extensity Inc.

Date of First Offering:  1/27/00

Dollar Amount Purchased:  20,000.00

Number of Shares Purchased: 1,000

Price Per Unit: $20.00

26. Name of Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased:  Morgan Stanley

Names of Underwriting syndicate members:  Morgan Stanley, DLJ, Wit Capital Corp.

Name of Issuer:  Freemarkets, Inc.

Title of Security: Freemarkets, Inc.

Date of First Offering:  12/9/99

Dollar Amount Purchased: 9,600

Number of Shares Purchased: 200

Price Per Unit: $48.00

27. Name of Fund: Goldman Sachs Small Cap Value Fund

Name of Underwriter From Who Purchased: DLJ, Merrill Lynch, First Boston, Bear Stearns & Co.

Names of Underwriting syndicate members: DLJ, Chase Securities, CS First Boston, Deustche Banc Alex Brown, Goldman Sachs, Merrill Lynch, Morgan Stanley, Dean Witter

Name of Issuer:  International Home Foods

Title of Security: International Home Foods

Date of First Offering:  12/16/99

Dollar Amount Purchased: 1,438,500.00

Number of Shares Purchased: 95,900

Price Per Unit: $15.00

28. Name of Fund: Goldman Sachs Mid Cap Value Fund

Name of Underwriter From Who Purchased: DLJ, Merrill Lynch, First Boston, Bear Stearns & Co.

Names of Underwriting syndicate members: DLJ, Chase Securities, CS First Boston, Deutsche Banc, Alex Brown, Goldman Sachs, Merrill Lynch, Morgan Stanley Dean Witter

Name of Issuer:  International Home Foods

Title of Security: International Home Foods

Date of First Offering:  12/16/99

Dollar Amount Purchased: 1,461,000.00

Number of Shares Purchased: 97,400

Price Per Unit: $15.00

29. Name of Fund: Goldman Sachs International Small Cap Fund

Name of Underwriter From Who Purchased:  Creidt Suisse First Boston

Names of Underwriting syndicate members: Goldman Sachs International, BBV Interactivos SVB, Argentaria, Invercaixa Valores, Credit Suisse First Boston, JP Morgan Securities, Lehman Brothers

Name of Issuer:  Terra Networks S.A.

Title of Security: Terra Networks S.A. ordinary shares

Date of First Offering:  11/15/99

Dollar Amount Purchased:  299,000.00

Number of Shares Purchased:  23,000

Price Per Unit: Euro 13/USD 13.41


30. Name of Fund: Goldman Sachs International Small Cap Fund

Name of Underwriter From Who Purchased:  Morgan Stanley Dean Witter

Names of Underwriting syndicate members: Goldman Sachs International, Morgan Stanley Dean Witter, Donaldson, Lufkin & Jenrette

Name of Issuer:  Fox Kids Europe NV

Title of Security: Fox Kids Europe NV ordinary shares

Date of First Offering:  11/17/99

Dollar Amount Purchased: 793,800

Number of Shares Purchased:  58,800

Price Per Unit:  Euro 13.50/USD 14.05

31. Name of Fund: Goldman Sachs International Small Cap Fund

Name of Underwriter From Who Purchased:  JP Morgan Securities Limited

Names of Underwriting syndicate members: Goldman Sachs & Co. oHG, Bayerische Hypo-und Vereinsbank AG, JP Morgan Securities Limited

Name of Issuer:  Direkt Aniage Bank AG

Title of Security: Direkt Aniage Bank AG ordinary shares

Date of First Offering:  11/12/99

Dollar Amount Purchased: 168,750

Number of Shares Purchased:  13,500

Price Per Unit: Euro 12.50/USD 12.95

32. Name of Fund: Goldman Sachs International Small Cap Fund

Name of Underwriter From Who Purchased:  Societe General

Names of Underwriting syndicate members: Societe General, Goldman Sachs International

Name of Issuer:  Thomason Multimedia

Title of Security: Thomason Multimedia ordinary shares

Date of First Offering:  11/2/99

Dollar Amount Purchased: 73,315

Number of Shares Purchased: 3,410

Price Per Unit: Euro 21.50/USD 22.63

33. Name of Fund: Goldman Sachs European Equity Fund

Name of Underwriter From Who Purchased:  Morgan Stanley Dean Witter

Names of Underwriting syndicate members: Goldman Sachs International, HSBC, Warburg Dillon Read, Morgan Stanley Dean Witter

Name of Issuer:  Thus plc

Title of Security: Thus plc ordinary shares

Date of First Offering:  11/10/99

Dollar Amount Purchased: 309,535

Number of Shares Purchased: 99,850

Price Per Unit: GBP 3.70/$4.96

34. Name of Fund: Goldman Sachs International Equity Fund

Name of Underwriter From Who Purchased:  Morgan Stanley Dean Witter

Names of Underwriting syndicate members: Goldman Sachs International, HSBC, Warburg Dillon Reat, Morgan Stanley Dean Witter

Name of Issuer:  Thus plc

Title of Security: Thus plc ordinary shares

Date of First Offering:  11/10/99

Dollar Amount Purchased: 3,073,588

Number of Shares Purchased: 991,480

Price Per Unit: GBP 3.10/$4.96

35. Name of Fund: Goldman Sachs International Equity Fund

Name of Underwriter From Who Purchased:  Morgan Stanley Dean Witter

Names of Underwriting syndicate members: Goldman Sachs International, HSBC, Warburg Dillon Read, Morgan Stanley Dean Witter

Name of Issuer:  Thus plc

Title of Security: Thus plc ordinary shares

Date of First Offering:  11/10/99

Dollar Amount Purchased: 39,897

Number of Shares Purchased: 12,870

Price Per Unit: GBP 3.10/$4.96